SCHEDULE 14A
                     Information Required in Proxy Statement
                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant X
Filed by a party other than the registrant o


Check the appropriate box:
o        Preliminary proxy statement
X        Definitive proxy statement
o        Definitive additional materials
o        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         SOUTHERN MISSOURI BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         SOUTHERN MISSOURI BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
X       No fee required
o       Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1)     Title of each class of securities to which transaction applies:
                 N/A
--------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transactions applies:
                 N/A
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                 N/A
--------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:
                 N/A
--------------------------------------------------------------------------------

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
                 N/A
--------------------------------------------------------------------------------

(2)     Form, schedule or registration statement no.:
                 N/A
--------------------------------------------------------------------------------

(3)     Filing party:
                 N/A
--------------------------------------------------------------------------------

(4)     Date filed:
                 N/A
--------------------------------------------------------------------------------

                               September 24, 1999





Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Southern Missouri Bancorp, Inc. The meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 18, 1999, at 9:00 a.m., Central Time.

         The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, including its principal subsidiary, Southern Missouri Bank and Trust Co. Directors and officers of the Corporation, as well as a representative of Kraft, Miles & Tatum, LLC, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                                     Sincerely,

                                                     /s/ Thadis R. Seifert
                                                     ---------------------
                                                     Thadis R. Seifert
                                                     President

                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 VINE STREET
                          POPLAR BLUFF, MISSOURI 63901
                                 (573) 785-1421
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 1999
--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Southern Missouri Bancorp, Inc. ("Corporation") will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 18, 1999, at 9:00 a.m., Central Time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                  1.       The election of two directors of the Corporation;

                  2. The ratification of an amendment to the 1994 Stock Option Plan to increase the number of shares available for issuance under such plan by 67,932 shares (which is approximately 4.9% of the currently issued and outstanding shares of the Corporation's common stock);

                  3. The ratification of the appointment of Kraft, Miles & Tatum, LLC, as auditors of the Corporation for the fiscal year ending June 30, 2000; and

                  4. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 15, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Samuel H. Smith
                                            -------------------
                                            SAMUEL H. SMITH
                                            SECRETARY

Poplar Bluff, Missouri
September 24, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 VINE STREET
                          POPLAR BLUFF, MISSOURI 63901
                                 (573) 785-1421
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 1999
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Missouri Bancorp, Inc. to be used at the Annual Meeting of Stockholders of the Corporation. The Meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 18, 1999, at 9:00 a.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 24, 1999. The Corporation is the holding company for Southern Missouri Bank and Trust Co. ("Southern Missouri" or the "Bank"), formerly known as Southern Missouri Savings Bank, FSB.

--------------------------------------------------------------------------------
                          VOTING AND PROXY INFORMATION
--------------------------------------------------------------------------------

         Shareholders Entitled to Vote. Stockholders of record as of the close of business on September 15, 1999 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. At the close of business on the Voting Record Date, the Corporation had 1,387,384 shares of Common Stock issued and outstanding.

         Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

         Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, properly signed and dated proxies will be voted FOR the nominees for directors set forth below, FOR the ratification of an amendment to the 1994 Stock Option Plan and FOR the ratification of the appointment of Kraft, Miles & Tatum, LLC as auditors of the Corporation for the fiscal year ending June 30, 2000. If a stockholder of record attends the Meeting, he or she may vote by ballot.

         If a stockholder is a participant in the Southern Missouri Bank and Trust Co. Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received from participants will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

         The directors to be elected at the Meeting will be elected by a majority of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Corporation's Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Similarly, approval of the remaining proposals requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote at the meeting. Abstentions and broker nonvotes on any of the remaining proposals will have the same effect as a vote against the respective proposal.

         If a stockholder does not return a properly signed and dated proxy card or does not attend the Meeting and vote in person, his or her shares will not be voted.

         Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to the shares of Common Stock beneficially owned by the "named executive officers," by each director and by all directors and executive officers of the Corporation as a group.

                                        Number of Shares      Percent of Common
Name                                  Beneficially Owned(1)   Stock Outstanding
----                                  ---------------------   -----------------

Beneficial Owners of More Than 5%

Southern Missouri Bank and Trust Co.
Employee Stock Ownership Plan Trust         127,398                  9.18%

Named Executive Officers

Thadis R. Seifert(2)                         58,554                  4.22
Donald R. Crandell(2)(3)                     89,498                  6.45

Directors

Samuel H. Smith                              44,277                  3.17
Leonard W. Ehlers                            44,277                  3.17
James W. Tatum                               44,277                  3.17
Ronnie D. Black                               6,750                  0.48
L. Douglas Bagby                              6,655                  0.48

All Directors and Executive Officers
as a Group (eight persons)                  329,881                 22.72

--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Seifert, 0 shares; Mr. Crandell, 15,159 shares; all executive officers and directors as a group, 15,159 shares. Included in the shares beneficially owned are options to purchase shares of Common Stock, pursuant to the 1994 Stock Option Plan, which options are exercisable within 60 days of the Voting Record Date, totaling 0 for Mr. Seifert, 0 for Mr. Crandell, 10,712 for Mr. Smith, 10,712 for Mr. Ehlers, 10,712 for Mr. Tatum, 5,000 for Mr. Black, 5,000 for Mr. Bagby and 64,729 for all directors and executive officers as a group.

(2) SEC regulations define the term "named executive officers" to include all individuals serving as the Corporation's chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Donald R. Crandell served as the Corporation's President and Chief Executive Officer until his retirement on April 15, 1999.

(3)   As disclosed in a Schedule 13D filed with the SEC.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Corporation's Board of Directors consists of seven members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors James W. Tatum and Ronnie D. Black. The nominees are current members of the Boards of Directors of the Corporation and the Bank. Each director of the Corporation, except for Director Crandell, is also a director of the Bank.

      If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office.


                                             Principal Occupation                Year First Elected or     Term to
     Name                 Age(1)            During Last Five Years               Appointed Director(2)      Expire
---------------         ---------           ----------------------               ---------------------     --------

                                                  BOARD NOMINEES

James W. Tatum             73          Retired.  Former member and a Partner           1983                 2002(3)
                                       of Kraft, Miles & Tatum, LLC, an
                                       accounting firm, for over 40 years. Vice
                                       Chairman of the Board of Directors of
                                       Southern Missouri.

Ronnie D. Black            51          Executive Director of General Association       1997                 2002(3)
                                       of General Baptists.



                                          DIRECTORS CONTINUING IN OFFICE

Donald R. Crandell         65          Retired.  Former President and Chief            1985                 2000
                                       Executive Officer of the Corporation and
                                       Southern Missouri.  Executive Vice
                                       President and Chief Executive Officer
                                       of Southern Missouri from 1986 to 1994.

Samuel H. Smith            61          Secretary of the Corporation since 1994.        1988                 2000
                                       President,  Chief  Executive  Officer and
                                       majority  stockholder  of S.H.  Smith and
                                       Company,  Inc., an engineering consulting
                                       firm, in Poplar Bluff, Missouri.

L. Douglas Bagby           50          General Manager of Municipal Utilities of       1997                 2000
                                       the City of Poplar Bluff.

Leonard W. Ehlers          80          Retired.  Official Court Reporter of            1961                 2001
                                       the 36th Judicial Circuit and owner of
                                       Ehlers Reporting Service for over 39
                                       years. Chairman of the Board of the
                                       Bank since 1994.  Vice Chairman of
                                       the Corporation's Board of Directors.

Thadis R. Seifert          80          President of the Corporation.                   1971                 2001
                                       Former Executive Vice President
                                       of Southern Missouri.

-------------------
(1)      At June 30, 1999.
(2)      Includes  prior service on the Board of Directors of the Bank.
(3)      Assuming re-election at the Meeting.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. The Board of Directors of the Corporation and the Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1999, the Board of Directors of the Corporation held 14 meetings and the Board of Directors of Southern Missouri held 23 meetings. No director of the Corporation or Southern Missouri attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

         The Board of Directors of the Bank has standing Executive, Audit, Personnel and Nominating Committees, among others.

         The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Tatum, Ehlers and Seifert. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 1999.

         The Audit Committee consists of outside directors. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met three times during fiscal 1999.

         The Personnel Committee consists of Messrs. Seifert (Chairman), Smith and Bagby. This Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This Committee met three times during fiscal 1999.

         The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of management's nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended June 30, 1999.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

Fees

         Non-employee members of the Board of Directors of the Bank receive a fee of $900 per month. Additionally, non-employee members of the Board of Directors of SMS Financial Services, Inc., the Bank's wholly-owned subsidiary, receive a fee of $300 per meeting. Members of the Board of Directors of the Corporation receive a fee of $900 per month. Total fees paid to directors of the Bank, SMS Financial Services, Inc. and the Corporation during the fiscal year ended June 30, 1999 were $162,000.

Directors' Retirement Agreements

         Effective April 13, 1994, the Bank entered into individual retirement agreements with Messrs. Ehlers, Thadis Seifert, Smith, Tatum and the Estate of Robert Seifert, a former director, in recognition of their past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are an unfunded and unsecured obligation of the Bank that is payable solely out of the general assets of the Bank.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

         The following table sets forth information concerning the compensation paid or granted to those individuals who served as the Corporation's Chief Executive Officer during the 1999 fiscal year ("fiscal 1999"). There were no other executive officers whose compensation (salary and bonus) exceeded $100,000 during fiscal 1999.

                                     Annual Compensation(1)
                                   --------------------------
Name and                                                            All Other
Principal Position                 Year             Salary(2)     Compensation
-------------------                ----             ---------     ------------

Thadis R. Seifert                  1999             $ 25,200        $  ---
President

Donald R. Crandell                 1999              100,014         25,345(3)
Former President and               1998              128,396         62,348
Chief Executive Officer            1997              125,991         27,840
(Retired on April 15, 1999)

-----------
(1)      All compensation and benefits are paid by the Bank.
(2) Includes directors' fees to Mr. Seifert of $25,200 for fiscal 1999 and to Mr. Crandell of $10,800, $10,200 and $9,600 for fiscal years 1999, 1998 and 1997, respectively.
(3)      Consists of contributions made to the ESOP on behalf of Mr. Crandell.

Option Exercise/Value Table

     The following information is provided for Mr. Crandell for the year ended June 30, 1999. Mr. Seifert did not own stock options during fiscal 1999.


                                                                   Number of Securities             Value of Unexercised In-the-
                                                                  Underlying Unexercised              Money Options at Fiscal
                                                              Options at Fiscal Year End (#)                Year End ($)
                                                           ----------------------------------       ------------------------------
                              Shares
                             Acquired on         Value
          Name               Exercise (#)      Realized       Exercisable       Unexercisable      Exercisable       Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------

Donald R. Crandell             24,781           $114,612          ---                ---               $---              $---



--------------------------------------------------------------------------------
                                  PROPOSAL II -
           RATIFICATION OF AN AMENDMENT TO THE 1994 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         The Corporation's 1994 Stock Option Plan ("Stock Option Plan") currently authorizes the issuance of up to 178,540 options to purchase Corporation stock, all of which have been awarded. The Stock Option Plan was initially ratified by the stockholders of the Corporation in 1994.

         The Stock Option Plan was adopted in order to advance the interests of the Corporation and its stockholders by affording executive officers, directors and certain key employees an opportunity to acquire or increase their proprietary interest in the Corporation through the grant of a variety of long-term incentive awards. By encouraging such persons to become owners of the Corporation, the Corporation seeks to attract, motivate, reward and retain those individuals whose judgment, initiative, leadership and effort most directly determines the success of the Corporation. The Corporation also believes that the Stock Option Plan is a useful tool in negotiating potential mergers and acquisitions.

The Amendment to the Stock Option Plan

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Stock Option Plan which will increase the number of authorized shares available for issuance under the Stock Option Plan by 67,932 shares (i.e., an amount equal to approximately 4.9% of the currently issued and outstanding Common Stock). Management has recommended this amendment so that it can continue to reward officers and key employees of the Corporation having substantial management responsibilities with the opportunity to acquire a proprietary interest in the Corporation as an additional incentive to promote its success and remain in its employ.

         As of the date of this proxy statement, there are 116,185 shares of Common Stock reserved for issuance under the Stock Option Plan to holders of previously granted unexercised stock options. If the amendment to the Stock Option Plan is approved, the total number of shares of Common Stock reserved for issuance under the Stock Option Plan will be increased to 184,117, of which 67,932 will be available for new awards. The exercise of stock options may decrease certain per share financial measures for a period of time and may diminish a stockholder's percentage voting power in the Corporation, although the Corporation may consider repurchasing its shares in the future in order to minimize or avoid any such effects.

         Attached as Exhibit A to this Proxy Statement is a copy of the resolution containing the proposed amendment to the Stock Option Plan. The principal features of the Stock Option Plan are summarized below. The summary is not complete and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is filed with the Securities and Exchange Commission. A copy of the Stock Option Plan is available upon request to Southern Missouri's Corporate Secretary, 531 Vine Street, Poplar Bluff, Missouri 63901.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of incentive stock options and non-qualified stock options. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

         Shares may be either authorized but unissued shares or treasury shares. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Corporation ("Committee"), none of whom shall be eligible to receive discretionary awards under the Stock Option Plan. Directors Seifert, Tatum and Ehlers have been appointed as the present members of the Committee. In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, value of the participant's services to the Corporation and the Bank and the added responsibilities of such individuals as directors and officers of a public company.

Stock Options

         The term of stock options will not exceed ten years from the date of grant. The Committee may grant either "Incentive Stock Options" as defined under
Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options").

         In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, a participant may not exercise an Incentive Stock Option after the date which is three months (twelve months in the case of disability or death) after the date on which the participant ceases to be an employee of the Corporation or an Affiliate. A Non-Qualified Stock Option held by a Director (who is not also an employee) will not be exercisable one year (two years in the case of disability or death) after the date the Director ceased to be a member of the Board of Directors, except that if the Director ceased to be a member of the Board of Directors after having been convicted of, or pleading guilty or nolo contendre to, a felony, the Non-Qualified Stock Option shall be canceled on the date he ceases to be a member of the Board of Directors. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

         Subject to certain limited exceptions, the exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both, as determined by the Committee.

Effect of a Change in Control and Other Adjustments

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation.

         In the event of a Change in Control  (as  defined  in the Stock  Option
Plan),  all  then  outstanding   stock  options  will  become  100%  vested  and
exercisable as of the Change in Control. If in connection with or as a consequence of a Change in Control, the Corporation or the Bank is merged into or consolidated with another corporation, or if the Corporation or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Stock Option Plan and/or the assumption or substitution of then outstanding stock options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such stock options shall be canceled as of the effective date of the merger, consolidation, or sale and the participant shall be paid in cash an amount equal to the difference between the fair market value of the shares subject to the stock options as of the effective date of the corporate event and the exercise price of the stock options, as appropriate.

Amendment and Termination

         The Board of Directors of the Corporation may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, but may not make any amendment without the prior approval of the stockholders if such approval is necessary to comply with tax or regulatory requirements.

         Furthermore, the Committee, except as provided in Section 3 of the Stock Option Plan, may amend the terms of individual awards previously granted, provided that any such amendment which would impair the rights of any participant (or any holder or beneficiary thereof) shall not be made without the consent of the affected participant, holder or beneficiary.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

         (1) The grant of an award, by itself, will generally not result in the recognition of taxable income to the participant or entitle the Corporation to a deduction at the time of such grant.

         (2) In order to qualify as an "incentive stock option", a stock option awarded under the Stock Option Plan must meet the conditions contained in
Section 422 of the Internal Revenue Code of 1986, including the requirement that the shares acquired upon the exercise of the stock option be held for at least one year after the date of exercise and at least two years after the grant of the option. The exercise of an incentive stock option, by itself, will generally not result in the recognition of taxable income to the participant or entitle the company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of adjustment which may, in certain situations, trigger the alterative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax.

         (3) If the shares are held by the participant for at least one year after the incentive stock option is exercised and two years after the incentive stock option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Corporation will not be entitled to a corresponding deduction. The capital gain will be considered long-term if the shares are held for more than 12 months prior to disposition. The amount of such gain or loss will be equal to the difference between the amount realized by the participant upon disposition of the shares and the amount paid by the participant for such shares.

         (4) If the shares acquired upon exercise of an incentive stock option are not held for at least one year after transfer of such shares to the participant and two years after the grant of the incentive stock option, the participant generally will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. In such an event, the Corporation will generally be entitled to a corresponding deduction, provided the company meets its federal tax reporting obligations.

         (5) The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Corporation will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the company meets its federal tax reporting obligations.

         (6) The exercise of a stock appreciation right will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Corporation will be entitled to a corresponding deduction provided that it meets its federal tax reporting obligations.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE CORPORATION'S 1994 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                                 PROPOSAL III --
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has renewed the Corporation's arrangement for Kraft, Miles & Tatum, LLC to be its auditors for the 2000 fiscal year, subject to the ratification of the Corporation's stockholders. A representative of Kraft, Miles & Tatum, LLC is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF KRAFT, MILES & TATUM, LLC AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. The Bank has never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1999, loans to directors and executive officers totaled $434,570.

         In addition, the Corporation, on May 18, 1999, canceled stock options previously granted to Messrs. Black and Bagley and reissued new stock options in the same amounts previously granted, but with an exercise price equal to the market value (as defined in the Stock Option Plan) on that date. The options were repriced in order to provide Messrs. Black and Bagley with the same incentive as other options that had been previously granted.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business of the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 29, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office later than August 10, 2000.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Samuel H. Smith
                                         --------------------
                                         SAMUEL H. SMITH
                                         SECRETARY

Poplar Bluff, Missouri
September 24, 1999

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO SAMUEL H. SMITH, SECRETARY, SOUTHERN MISSOURI BANCORP, INC., 531 VINE STREET, POPLAR BLUFF, MISSOURI 63901.
--------------------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------


                  RESOLVED, that the Plan be amended to increase the number of authorized shares by 4.9% or 67,932 shares, and Section 4(a) of the Plan shall read in its entirety as follows:

         Section 4(a).  Shares  Available.  Subject to adjustment as provided in
         Section 4(b), the number of Shares with respect to which Awards and Director Options may be granted under the Plan shall be 246,472. If, after the effective date of the Plan, any Shares covered by an Award or Director Option granted under the Plan, or to which such an Award or Director Option relates, are forfeited, or if an Award or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award or Director Option, or to which such Award or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards and Director Options may be granted, to the extent permissible under Rule 16b-3. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

                                 REVOCABLE PROXY
                         SOUTHERN MISSOURI BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints Thadis R. Seifert,  Samuel H. Smith and
L. Douglas Bagby as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 18, 1999, at 9:00 a.m., Central Time, and at any and all adjournments thereof, as follows:
                                                                VOTE
                                                   FOR        WITHHELD
                                                   ---        --------

1.  The election as directors of all               /_/          /_/
    nominees listed below (except
    as marked to the contrary below).

    James W. Tatum
    Ronnie D. Black

    INSTRUCTION:  To withhold your vote
    for any individual nominee, write
    that nominee's name on the line below.

    --------------------------------------

                                               VOTE
                                               FOR        AGAINST       ABSTAIN
                                               ---        -------       -------

2.  The ratification of an amendment           /_/          /_/           /_/
    to the 1994 Stock Option Plan to
    increase the number of shares
    available for issuance under
    such plan by 67,932 shares.

                                                 VOTE
                                                 FOR       AGAINST      ABSTAIN
                                                 ---       -------      -------

3.  The ratification of the appointment          /_/         /_/          /_/
    of Kraft, Miles & Tatum, LLC as
    auditors of the Corporation for
    the fiscal year ending June 30, 2000.


4.  Such other  matters that may properly
    come before the Meeting or any
    adjournments thereof.

    The Board of Directors recommends a vote "FOR" the above proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of notice of the Meeting, a proxy statement dated September 24, 1999 and the 1999 Annual Report to Stockholders.

Dated:                      , 1999
       ---------------------



---------------------------                          ---------------------------
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER



---------------------------                          ---------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGEPREPAID ENVELOPE.
--------------------------------------------------------------------------------